UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: September 9, 2013	COMMISSION FILE NO. 000-54319
(Date of earliest event reported)

LIFELOC TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

COLORADO	84-1053680
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033
(Address of Principal Executive Offices)

Registrant's Telephone No., including area code:   (303) 431-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On September 9, 2013, Mark Lary resigned as an executive officer of Lifeloc Technologies, Inc. (the “Company”).  Prior to his resignation, Mr. Lary served as the Vice President of Operations of the Company.  Mr. Lary will remain an employee of the Company following his resignation.  As a result of his resignation as an officer, Mr. Lary is no longer eligible to participate in the Company’s officer bonus program.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOC TECHNOLOGIES, INC.

	By:	/s/ Vern D. Kornelsen
Vern D. Kornelsen
Chief Financial Officer and Secretary

Date: September 11, 2013